UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                  SCHEDULE 13G


                   UNDER THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. )

                             Zoom Telephonics Inc.
              ____________________________________________________
                                (Name of Issuer)

                                  Common Stock
              ____________________________________________________
                         (Title of Class of Securities)

                                   9876E 10 3
              ____________________________________________________
                                 (CUSIP Number)


Check the following box if a fee is being paid with this statement ( X). A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item i; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing informaton which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO.  98976E 10 3             13G             PAGE 2 OF 3

1)   Peter Robin Kramer, 134 42 6889
2)   Not applicable
3)
4)   U.S.A.
5)   507,967   (497,300 shares plus 10,677 options exercisable
                within 60 days)
6)   Not applicable
7)   507,967
8)   Not applicable
9)   931,987
10)  Not applicable
11)  9.1%
12)  IN

CUSIP NO.  98976E 10 3             13G             PAGE 3 OF 3


                            Schedule 13G Attachment

1a)  Zoom Telephonics, Inc.
1b)  207 South Street, Boston, MA 02111
2a)  Peter Robin Kramer
2b)  Zoom Telephonics, 207 South Street., Boston, MA 02111
2c)  U.S.A.
2d)  Common stock
2e)  98976E 10 3
3)   Not applicable
4a)  507,967   (497,300 shares plus 10,677 options exercisable
                within 60 days)
4b)  9.1%
4ci) 507,967
4cii)Not applicable
4ciii)    507,967
4civ)Not applicable
5)   Not applicable
6)   Not applicable
7)   Not applicable
8)   Not applicable
9)   Not applicable
10)   Not applicable


                                   SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


February 13, 1991
____________________________
Date



/s/Peter Robin Kramer
____________________________
Signature



Peter Robin Kramer
____________________________
Name